Product Information Notice Dated December 10, 2009

At a meeting held on August 5, 2009, a Plan or Reorganization was approved for the Hartford Fundamental Growth HLS Fund into the Hartford Growth HLS Fund, which is scheduled to take place at the close of business on or about April 16, 2010. All assets of the Hartford Fundamental Growth HLS Fund will be transferred into the Hartford Growth HLS Fund. Shareholders of the Hartford Fundamental Growth HLS Fund will receive shares of the Hartford Growth HLS Fund.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Hartford Fundamental Growth HLS Fund Sub-Account, including program trades, on or after the close of business on April 15, 2010.  As a result of the reorganization, if any of your Contract Value is currently invested in the Hartford Fundamental Growth HLS Fund Sub-Account, that Contract Value will be transferred into the Hartford Growth HLS Fund Sub-Account. If any portion of your future Premium Payments are allocated to the Hartford Fundamental Growth HLS Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about April 16, 2010, any transaction that includes an allocation to the Hartford Fundamental Growth HLS Fund Sub-Account will automatically be allocated to the Hartford Growth HLS Fund Sub-Account. Effective as of the close of business on or about April 16, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Hartford Fundamental Growth HLS Fund Sub-Account, your enrollment will automatically be updated to reflect the Hartford Growth Fund Sub-Account.

Effective as of the close of business on or about April 16, 2010, all references and information contained in the prospectus for your Contract related to the Hartford Fundamental Growth HLS Fund are deleted.

This Product Information Notice Should Be Retained For Future Reference.

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